UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

                                                                                                                   PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 2, 2005

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-49697 (Commission File Number)	06-1449146 (IRS Employer Identification No.)

8909 Purdue Road Suite 300 Indianapolis, IN 46268 (Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 484-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On August 29, 2005, Charles E. Davidson, Chairman of Wexford Capital LLC ("Wexford"), and Arthur H. Amron, a Principal and General Counsel of Wexford, resigned as directors of Republic Airways Holdings Inc. (the "Company"). Wexford is the Company's largest stockholder. There were no disagreements with the Company.

Item 8.01   Other Events.

    On August 30, 2005, Republic Airways Holdings Inc. announced that its subsidiary, Republic Airline Inc., received its Part 121 Airworthiness Certificate from the
Federal Aviation Administration (FAA).

Item 9.01      Financial Statements and Exhibits.

  (c) Exhibits

    99.1  Press release of the Company issued on August 30, 2005, relating to Republic Airlines Receives FAA Operating Certificate.

(All other items on this report are inapplicable.)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

Date: September 2, 2005	By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and Chief Financial Officer